                                                                    Exhibit 99.4

--------------------------------------------     -------------------------------

   Return this form to Mellon Investor               Do you need Assistance?
Services no later than 6 PM New York City         Call Mellon Investor Services
time on March 30, 2001, which is 3 trading           TOLL FREE 1-866-825-8873
 days prior to the expiration date of the                  FROM THE U.S.
             exchange offer                               1-201-373-5549
                                                          FROM ELSEWHERE
--------------------------------------------     -------------------------------

                              SARA LEE CORPORATION
                                FORM OF ELECTION




________________________________________________________________________________

   1. ABOUT YOU AND YOUR SHARES-INDICATE ADDRESS CHANGE AS NECESSARY BELOW
________________________________________________________________________________

                                                       ACCOUNT NUMBER:










                                            TOTAL SHARES HELD BY PLAN:

________________________________________________________________________________



                               RETURN THIS FORM TO
                    MELLON INVESTOR SERVICES LLC AS FOLLOWS:


   BY MAIL:                                       BY HAND:                                      BY OVERNIGHT DELIVERY:
   ---------                                      ---------                                     ----------------------
   Mellon Investors Services LLC                  Mellon Investor Services LLC                  Mellon Investors Services LLC
   Attn: Reorganization Department                Attn: Reorganization Department               Attn: Reorganization Department
   Post Office Box 3343                           120 Broadway, 13th Floor                      85 Challenger Road Mail Drop-Reorg
   South Hackensack, NJ 07606                     New York, NY 10271                            Ridgefield Park, NJ 07660



________________________________________________________________________________
2. ELECTION OPTIONS AND REQUIRED SIGNATURES-COMPLETE A AND B
________________________________________________________________________________
A) OPTIONS
_  1. Tender 100% of the Sara Lee shares in my___________ account.

_  2. Tender ____________ % of the Sara Lee shares in my _____________ account.

B) REQUIRED SIGNATURES-You must sign below.


________________________________________________________________________________
Signature of Stockholder                                                 Date

(    )__________________________________________________________________________
Area Code and Daytime Phone

________________________________________________________________________________